SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 13, 2003

PINNACLE WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999
(Address of principal executive offices)	(Zip Code)

(602) 250-1000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

Exhibit No.	Description
99.1	Slide presentation for use at analyst meetings to be held in Boston, Massachusetts and New York, New York on May 13-14, 2003.

Item 9.  Regulation FD Disclosure

Analyst Meeting

     The Company is participating in analyst meetings on May 13-14, 2003. Copies of the slides to be presented at these meetings are attached hereto as Exhibit 99.1.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: May 12, 2003	By: Barbara M. Gomez
Barbara M. Gomez
Treasurer